UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

2960 N. Meridian Street, Suite 300 Indianapolis, IN	46208
(Address of principal executive offices)	(Zip code)

Robert W. Silva

Huntington Asset Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant’s telephone number, including area code: 317-917-7000

Date of fiscal year end: 03/31

Date of reporting period: 03/31/13

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

DEAN FUNDS

Small Cap Value Fund

Mid Cap Value Fund

Annual Report

March 31, 2013

Fund Adviser:

Dean Investment Associates LLC

3500 Pentagon Blvd., Suite 200

Beavercreek, Ohio 45431

Toll Free 1-888-899-8343

DEAN SMALL CAP VALUE FUND

Management’s Discussion & Analysis (Unaudited)

The Dean Small Cap Value Fund was up +16.81% net of fees for the twelve months ended March 31, 2013, compared with a +18.09% return for the Russell 2000 Value Index and a +16.30% return for the Russell 2000 Index.

Quantitative Macro Factors Impacting Performance

The past twelve months were somewhat odd in that both high quality and low quality quantitative macro factors drove performance.

For example, demonstrating investors search for yield in this low interest rate environment, companies with the highest dividend yield and highest dividend growth performed better than those with no dividends or low dividend growth. Interrelated with yield, companies with the lowest swings in their stock prices (as measured by beta and volatility) performed better than those with large swings in their stock prices. Dividends, dividend growth, and low volatility are generally considered high quality factors.

Paradoxically, companies with high leverage, as measured by both assets relative to equity and net debt to equity, performed better than companies with low levels of leverage. We would consider companies with high levels of leverage as generally lower quality than those with low levels of leverage. We typically favor companies with lower levels of leverage. Therefore, this factor was a headwind for us during the period.

To complicate matters further from a macro factor perspective, companies with a high return on equity did better than those with a low return on equity. We normally favor companies with a high return on equity, as long as the high returns are not generated from the use of excess leverage. Since high return on equity companies performed well over the past year, this factor benefited our portfolio.

We invest in high quality companies (those with high returns on capital, manageable leverage, and high free cash flow generation) that are trading for inexpensive valuations based on our estimate of normalized earning power (what we feel a company can earn in a typical environment over a full business cycle, looking out three to five years). As such, we found our traditional fare somewhat ‘stuck in the middle’ over the past twelve months when viewed through the lens of quantitative macro factors that drove performance.

For example, because we own companies with higher than average return on equity, we benefited from the tail wind this factor provided as investors embraced high returning companies. However, we also favor companies with manageable leverage, and this worked against us this past year. Investors embraced companies with bad balance sheets, as extremely low interest rates allow for higher than usual leverage. We feel highly leveraged companies could be at risk if interest rates begin to rise and interest payments become more burdensome than they are in the current extremely low interest rate environment.

We also found that, because of the chase for yield in the marketplace and the current popularity of dividend stocks, many companies that pay a dividend screened as expensive based on our metrics. Therefore, we were underinvested in high yielding stocks which hurt our performance relative to our benchmark this past year.

By way of illustration, as of March 31, 2013, nearly one-fourth of the Russell 2000 Value Index was in what we would consider yield plays: Real Estate Investment Trusts (REIT’s), Business Development Companies (BDC’s), and Utilities. Many of these companies are expensive by our standards, and we feel there is risk embedded within them if interest rates begin to rise. If interest rates do rise, yield seeking investors might look to bonds that we believe would have a higher yield than they have today and abandon some of the yield surrogates they currently own, such as REIT’s, BDC’s, and Utilities. If that scenario plays out at some point in the future, our underweight stance in yield plays relative to our benchmark should be rewarded.

Sector Performance (best/worst relative to benchmark)

The best performing sector relative to the benchmark for the twelve month period was Industrials. Stock selection drove all the outperformance relative to the benchmark. Fears over the ‘fiscal cliff’ and later the ‘sequestration’ created good opportunities in high quality Industrial stocks over the last six months. Leading up to these two events, investors sold economically sensitive stocks, and we took advantage of the indiscriminant selling to buy high quality companies that would most likely perform well, even if the ‘fiscal cliff’ and ‘sequestration’ materialized.

The second best performing sector relative to the benchmark was Health Care. Once again, stock selection accounted for all the outperformance relative to the benchmark. As the United States Supreme Court considered and ultimately upheld the constitutionality of the Patient Protection and Affordable Care Act, investors wrestled with the investment implications of the law. This disruption created some opportunities that we captured. We also benefited from one of our companies being acquired by a larger foreign competitor.

The worst performing sector relative to the benchmark for the last twelve months was Information Technology. We were hurt by both our poor stock selection, as well as our overweight stance relative to the benchmark. We found ourselves in some secularly declining businesses, which we have exited, but not before they hindered our relative performance. We also owned a couple of consulting firms with heavy Department of Defense exposure that have been negatively impacted by the ‘sequestration.’

The second worst performing sector relative to the benchmark was Financials. Nearly all of the underperformance was due to our underweight stance in Real Estate Investment Trusts (REIT’s). REIT’s represented, on average, 13.5% of our benchmark over the past year. As a group, we believe REIT’s are expensive based on our criteria. With interest rates at record lows, investors are seeking yield wherever they can find it, which is driving up the valuation of high yielding equities such as REIT’s. With elevated REIT valuations, we feel there is risk to this group if interest rates begin to rise and sentiment shifts away from the REIT’s being preferred yield vehicles for investors.

Individual Securities Performance (best/worst absolute contributors)

The largest contributing company in the period was US Silica (SLCA). SLCA is a domestic producer of commercial silica, a specialized mineral that is a critical input into a variety of end markets, including the oil and gas industry for use in hydraulic fracturing. SLCA produces a wide range of frac sand sizes and delivers large quantities of API grade frac sand to each of the major U.S. shale basins. SLCA fell to $9/share in July 2012, from a February 2012, IPO price of $17/share, as the stock slid with the general selloff in the market. Frac sand is in high demand from the oil and gas industry with many producers having committed much of their production through 2013. SLCA is one of the largest and best positioned frac sand producers, so as the stock market found its footing in the calendar 3rd quarter 2012, SLCA rallied along with it. We exited the position and captured a nice gain, as the stock rallied and became expensive based on our estimate of its normalized earning power.

The second largest contributing stock was Spectrum Brands (SPB). SPB is a global diversified consumer products company. It supplies consumer batteries, appliances, pet supplies, house & garden control products, electric grooming, and personal care goods. SPB’s stock price has benefited from completing its large acquisition of the Hardware & Home Improvement Group from Stanley Black & Decker. This acquisition was a good strategic fit and is accretive to SPB’s normalized earning power. Even with the strong price move, SPB still trades at a slight discount to the median small cap company based on our estimate of normalized earning power. As such, we continue to maintain a large weight in SPB.

The largest detracting stock in the period was GeoEye (GEOY). GEOY provides earth imagery products through operating high resolution satellites, which provide color digital imagery on a global basis. Its largest customers are government agencies, but it also generates the images for Google Earth and Google Maps. GEOY is one of two major players, along with DigitalGlobe (DGI), in the high resolution satellite imagery business. In an effort to cut government spending, federal agencies are scaling back programs that utilize GEOY’s satellites. GEOY’s stock price moved sharply lower on this news. This announcement created a significant amount of uncertainty around the normalized earning power of GEOY. Even though the stock was trading below the book value of its satellites, and it had an activist investor involved with Cerberus Capital, we exited our position and harvested a tax loss as our confidence in our estimate of normalized earning power had significantly deteriorated. To rub salt in our wounds, eleven days after we threw in the towel on GEOY, it was bought by its competitor DigitalGlobe (DGI) for a 34% premium over the price at which we sold it.

The second largest detracting stock was Lexmark International (LXK). LXK develops, manufactures, and supplies printing and imaging solutions primarily for business use. When we originally purchased LXK, we felt that it would benefit from focusing on its core office segment while deemphasizing its consumer segment. We believed that the value of this core business had been masked by the deterioration of the consumer segment, and that exiting its home and consumer business would be positive for the company and ultimately the stock price. As it turns out, just as the consumer segment had become small enough to not be a big factor in earnings, the office segment started showing dramatic deterioration. Macro factors that led to the earnings deterioration included LXK’s exposure to Europe, the sluggish economic environment’s overall negative impact on printing, and the secularly declining nature of the printing business, which put intense pricing pressure on the industry. We lost confidence in our estimate of LXK’s normalized earning power, so we sold our position while harvesting a tax loss.

Current Positioning and Opportunities

Currently, our largest overweight sectors relative to our benchmark are the Industrials and Materials sectors; however, the extent of our overweight in Industrials has been dramatically reduced. Recently, we have sold a number of our winners in the Industrials space, as they have become expensive relative to their normalized earning power. Our largest underweight sectors relative to the benchmark are in the Financials and Information Technology sectors. As always, these relative weights are a residual of our bottom up opportunities and not based on a top down macro call on the market or economy.

Small cap stocks have had a strong rally since they recently bottomed in September of last year. The Russell 2000 Value was up +15.2% since September 30th, 2012, while the Dean Small Cap Value Fund was up +19.7% over the same time period. During this stretch, we have benefited from our overweight positioning in economically sensitive stocks relative to our benchmark. As we previously mentioned, we have been paring back this overweight stance given the magnitude of the rally in economically sensitive stocks.

As this rally has extended, we have noticed that it has recently been led by lower quality stocks (i.e. higher leverage, more volatile earnings, and lower unlevered returns on capital). Because of this dynamic, higher quality stocks are screening cheaper according to our process. They are not necessarily cheaper in absolute valuation terms; however, on a relative risk adjusted basis they screen cheaper.

For example, a highly cyclical, highly levered company might currently trade at 8x our estimate of normalized earning power, which might be up from 5x two quarters ago near the recent bottom in the market. Even though on an absolute basis, this might be cheaper than a company trading at 9x our estimate of normalized earning power, up from 8x two quarters ago, if the second company has a more stable and predictable earnings stream, less leverage, and better unlevered returns on capital, then it is the better bargain on a risk adjusted basis according to our process. These are the types of moves we have made recently, especially in March of this year.

We have been moving away from some cyclical companies that have had big runs, and even though they are still trading cheaper than the market on an absolute basis, on a risk adjusted basis they appear fully valued. In other words, they might be slightly cheaper than the market, but not cheap enough given the relative volatility and lack of assuredness of their earnings streams. Considering the low quality nature of the recent rally, we felt it made sense to pay a small premium for a more predictable and stable earnings stream.

This is in stark contrast to our positioning six months ago when the market was finding its bottom. At that point in time, the cheapest stocks on a risk adjusted basis according to our process were those companies with the most volatile earnings. Worries over the presidential election, the ‘fiscal cliff’, and the ‘sequestration’ were causing economically sensitive stocks to be out of favor. Therefore, at that time, we were heavily overweight stocks that were economically sensitive and had more volatile earnings streams. Roughly six months later, and after a strong market rally, we are once again leaning against the wind and moving to where we feel the best risk adjusted opportunities lie. According to our view, those opportunities are currently in companies with more stable earnings streams, as they have been left behind in the recent rally.

We remain focused on the fundamentals of the companies we own, and the price we are paying for those fundamentals. We are confident that a steadfast application of our proven and disciplined process will result in favorable results over time.

Thank you for your continued confidence in Dean.

Performance Summary

Returns for the Period Ended March 31, 2013*

	Total	Average Annual
Fund/Index	1 Year	Since June 30, 2008 **	5 Year	10 Year
Dean Small Cap Value Fund	16.81%	10.49%	9.86%	10.27%
Russell 2000 Value Index***	18.09%	8.51%	7.29%	11.29%
Russell 2000 Index***	16.30%	8.55%	8.24%	11.52%

Total annual operating expenses, as disclosed in the Fund’s prospectus, were 1.59% of average daily net assets (including Acquired Fund Fees and Expenses of less than 0.01%, which results in 1.26% after fee waivers/expense reimbursements by the Adviser instead of 1.25%). The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses) do not exceed 1.25% of the Fund’s average daily net assets through July 31, 2013, subject to the adviser’s right to recoup reimbursements on a rolling three-year basis so long as the reimbursement wouldnot exceed the 1.25% expense cap. This expense cap may not be terminated prior to July 31, 2013 except by the Board of Trustees.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For more information on the Dean Small Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**	Return figures reflect period of returns from when current sub-advisor, Dean Capital Management, officially took over the investment management responsibilities on June 30, 2008, in comparison to The Russell 2000 Value Index. This comparison was outlined in the first paragraph of the Management Discussion and Analysis of the Small Cap Value Fund.
***	The Russell 2000 and Russell 2000 Value Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell 2000 Index and the Russell 2000 Value Index on March 31, 2003 and held through March 31, 2013.

The Russell 2000 Index and the Russell 2000 Value Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more information on the Dean Small Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Indianapolis, IN 46208, Member FINRA.

DEAN MID CAP VALUE FUND

Management’s Discussion & Analysis (Unaudited)

The Dean Mid Cap Value Fund was up 14.71% net of fees for the twelve months ended March 31, 2013, compared with a 21.49% return for the Russell Midcap Value Index and a 17.30% return for the Russell Midcap Index.

Macro Factors Impacting Performance

Over the past year, we have seen markets react meaningfully to low interest rates. While low rates have been used as a tool to spur the economy and re-inflate assets, the results are mixed. The effort is beginning to gain traction within the housing market as sales have risen, stabilizing inventory, and new housing activity is on the rise. However, capital spending remains tepid, employment has seen only marginal improvement and inflation remains rather muted.

Market participants are searching for yield and earnings growth. Investors continue to look for high yield and growing dividends, a trait generally associated with high quality, stable companies. We saw this occur as Telecom, Utilities, and Consumer Staples outperformed the market in the past year. REITs, another high yielding industry, performed well but just below the Index return. As Federal Reserve quantitative easing programs remain in place, interest rates have fallen to historically low levels, making stocks paying dividends attractive alternatives to fixed income investments. We view valuations for income generating stocks, particularly Utilities and REITs, to be high relative to history and to other areas of the market, We have been underexposed to this area of the market as we believe these areas will underperform as interest rates rise from their historically low levels.

In the quest for earnings growth, the market has turned to highly levered companies which can utilize low cost debt to boost earnings growth. Companies with high earnings growth and higher financial leverage outperformed over the past year. Our confirmation that this earnings growth was driven by financial leverage resides in the fact that high return on equity companies materially outperformed high return on asset companies. The difference between these metrics is the amount of debt used to acquire the assets and operate the business. As our process consists of focusing on quality characteristics such as high or improving returns, solid balance sheets with low debt to cash flow and solid cash generation, we were underexposed to companies with higher financial leverage which proved detrimental to returns in the year.

Throughout the year, our average dividend yield was lower than the Russell Midcap Value Index. In addition, our average leverage as measured by debt to equity was lower than the benchmark. These two factors contributed to our weak performance relative to the Russell Midcap Index over the period. We continue to stick with our process of focusing on quality and valuation, as we believe higher interest rates will not bode well for stocks with these attributes.

Sector Performance (best/worst relative to benchmark)

The best performing sector relative to the benchmark for the twelve month period was Industrials, which outperformed the market as a sector. Stock selection within the Capital Goods industry drove all the outperformance relative to the benchmark. Stock selection was primarily driven by performance in Flowserve (FLS), Snap-On (SNA) and Cooper Industries (CBE), and partially offset by Towers Watson (TW), Manpower (MAN) and CSX Corp (CSX). Our overweight in Industrials proved a negative, as our allocation in Capital Goods was focused within the Machinery space, which underperformed the market as a group.

The second best performing sector relative to the benchmark was Information Technology. Technology materially underperformed the benchmark in the period with Technology Hardware & Equipment and Semiconductors leading the underperformance. Software & Services was the only area of technology that outperformed the benchmark in the period. While we were underweight an underperforming sector, our allocation proved negative as we were overweight Technology Hardware and underweight Software. Stock selection drove the outperformance, as we owned TE Connectivity (TEL) and did not own Jabil Circuit (JBL), which is part of the benchmark and was down 25% for the year. Also beneficial for the year was our underweight in Semiconductor stocks, along with owning Linear Technology (LLTC) which operates in the less volatile analog chip segment.

The worst performing sector relative to the benchmark for the last twelve months was Consumer Discretionary. While we were overweight a sector that outperformed the benchmark, our allocation to the sub-industries was detrimental. Our allocation to Retail proved the most damaging, followed by Consumer Services and Media. The holiday season did not live up to early expectations, forcing retailers to become very promotional to clear inventory. Stock selection was also poor, with holdings such as Staples (SPLS), Advanced Auto Parts (AAP), Darden Restaurants (DRI), International Game Technology (IGT) and Autoliv (ALV) underperforming.

The second worst performing sector relative to the benchmark was Energy. We were slightly overweight a sector that was in-line with the benchmark. Stock selection proved additive, as allocation accounted for the underperformance. New technologies are leading to an oil production boom in the United States, leading to an increase in global supply. Supply growth coupled with slowing demand in China and tepid demand growth in the rest of the world has put downward pressure on oil prices. The Refining & Marketing stocks made a major run in the year, up 94.5% in the Russell Midcap Value Index, and grew to a 2.1% weight in the Index. Our lack of owning Refining & Marketing was detrimental, partially offset by not owning Coal, as this group was down 40% in the Index. Our holdings within Exploration and Production, including Noble Energy (NBL) and Pioneer Natural Resources (PXD), outperformed the sector.

Individual Securities Performance (best/worst absolute contributors)

Whirlpool Corporation (WHR) was the best contributing stock for the year, up 57.95%. Whirlpool is a manufacturer of home appliances whose brands include Whirlpool, Maytag, KitchenAid, Jenn-Air, Amana and others. The company derives about 50% of revenue from North America and controls approximately 40% of U.S. market share. Whirlpool benefitted from improved sentiment within the homebuilding industry, as the housing market is showing signs of recovery, aided by historically low interest rates. While the competitive landscape for Whirlpool remains intense, with companies such as LG and Samsung gaining share, cost reduction initiatives, along with improving volumes, should lead to much improved fundamental performance for the market share leader. While we continue to hold the stock based on valuation, we have reduced the weight to control risk, as the risk vs. reward is not as favorable. Considering the Federal Reserve’s actions to keep interest rates low and the inventory of unsold homes declining, we expect the housing and remodeling markets to continue showing modest improvement.

The second largest contributing stock was Flowserve (FLS), one of the larger holdings in the fund. FLS had an average weight of approximately 1.8% for the year and was up 46.81%, which was one of the larger holdings in the fund. Flowserve is a manufacturer of fluid motion and flow control products and systems, which include a broad portfolio of pumps, valves and mechanical devices for infrastructure markets. End markets include oil and gas, chemical, power generation, water and general industrial. Flowserve migrated a large portion of its business into highly engineered pumps and valves designed into systems in which the company provides ongoing maintenance and aftermarket content. In addition, starting in 2009, the company began a multi-year restructuring project to improve project execution and lower costs. These changes have allowed margins to expand from single to double digit operating margins. Flowserve is globally diversified, with approximately 34% of sales in North America, 21% in Europe and 20% in Asia. Flowserve continues to be a holding in the fund based on its strong market position and expanding margins, allowing for continued growth in earnings that is less cyclical than many industrial companies.

The largest detracting stock in the period was Staples (SPLS). Staples had an average weight of approximately 1% for the year and declined 28.5% for the period held. Staples is a leading retailer of office products serving both consumer and businesses through superstores, website, catalogs and contract stationers. The office products market is mature and highly competitive, with three primary retailers: Staples, OfficeMax and Office Depot. In addition, retailers such as Costco, Sam’s Club, Wal-Mart, Target, Amazon, etc. have dedicated space and resources to the category. Thus, the industry is fraught with overcapacity and fights for business based on price and service. Staples is the best operator of the category, but is not immune to the impacts of intense competition. While secular issues of overcapacity and competition plague the office supply industry on a long term basis, our thesis was that an improving economy and strong cyclical demand would more than offset these issues in the short term. However, while we believe cyclical demand will rise at some point, the weak demand and secular issues continued to negatively impact the stock, and we chose to exit in December. Our timing was unfortunate, as the stock rallied in the final quarter of the fiscal year after a merger between OfficeMax and Office Depot was announced. This merger should help rationalize some of the overcapacity within the industry and thus benefit Staples.

International Game Technology (IGT) was our second worst contributing stock in the year. It was down 33.5% and had an average weight of approximately 0.5% for the period held. IGT designs and distributes electronic gaming equipment for the casino industry. The primary business is the sale and/or leasing of slot machines for domestic and international casinos. Considering there are few new casinos or expansion opportunities, market share shifts among industry participants are based on pricing and strong game content. Competition is intense, as replacement demand has waned due to a weak economy. In July 2012, the company missed earnings expectations by 18%, and the stock dropped approximately 20%. While the company generates significant cash flow, we chose to exit rather than add to the position, on concerns of being able to maintain market share without entering a pricing war. However, this proved an ill-timed strategy, as investor’s appetite for earnings leverage to an improving economy and the company beating lowered expectations in the following quarters led to the stock rallying to finish the period flat.

Current Positioning and Opportunities

Currently, our largest overweight sectors are Materials and Industrials. Within the Materials sector, we have added to Containers & Packaging and Specialty Chemicals, as the sector has lagged the market. These sub-sectors typically are less volatile than more commodity driven industries in Materials. Consumer Discretionary fell out of our top 2 Sectors as we exited names in Apparel and Automotive.

Our largest underweight sectors continue to be Financials, primarily in REITs, and Utilities. The valuations in these areas continue to be above absolute and relative history as investors continue to search for yield.

With the rise in the markets over the past quarter, valuations are reaching 11x price to normalized earnings per share, near the peak over the past five years. We took advantage of the rise in markets to reduce exposure to cyclical names with wider ranges of outcomes. Typically, with valuations reaching higher levels, we would be reducing exposure to cyclical stocks where the range of outcomes is typically wide and purchasing defensive sectors such as Utilities, Consumer Staples and Healthcare. However, defensive sectors, such as Consumer Staples and Health Care, led the market in the quarter, while Utilities continued their strong performance, leading to rich valuations. Thus, we ended the period with more cash than typical headed into earnings reporting season. Due to high expectations in the market, we believe opportunities will come to purchase high quality companies at reasonable valuations.

While domestic equity markets continue to fare quite well, there are several uncertainties on the horizon. These issues include higher taxes on individuals, government budget cuts and the implementation of the Affordable Healthcare Act, as well as uncertainty surrounding Europe’s debt woes and China’s slowing growth. In order for domestic growth to continue and to accelerate, increased investment in employees and capital spending will be required. Growth through financial engineering is not sustainable or healthy in the long-term. As the impacts of the Affordable Healthcare Act and higher taxes become known and absorbed in the economy, we are hopeful that CEO’s will gain the confidence to begin increasing investment in people and assets, thus leading to a more robust economy which should provide a beneficial backdrop for the high quality companies we prefer to own.

We continue to utilize our normalization process to identify companies with low valuations and expectations that exhibit solid underlying fundamental characteristics. We believe finding these companies will lead to a favorable risk/reward over time.

Performance Summary

Returns for the Period Ended March 31, 2013*

	Total	Average Annual
Fund/Index	1 Year	5 Year	10 Year
Dean Mid Cap Value Fund	14.71%	3.98%	7.42%
Russell Midcap Value Index**	21.49%	8.53%	12.57%
Russell Midcap Index**	17.30%	8.37%	12.27%
Russell 1000 Value Index**	18.77%	4.85%	9.18%
Russell 1000 Index**	14.43%	6.15%	8.97%

Total annual operating expenses, as disclosed in the Fund’s prospectus, were 2.57% of average daily net assets (1.50% after fee waivers/expense reimbursements by the Adviser). The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses) do not exceed 1.50% of the Fund’s average daily net assets through July 31, 2013, subject to the adviser’s right to recoup reimbursements on a rolling three-year basis so long as the reimbursement would not exceed the 1.50% expense cap. This expense cap may not be terminated prior to July 31, 2013 except by the Board of Trustees

As of March 31, 2011, the Fund changed its name from Dean Large Cap Value Fund to the Dean Mid Cap Value Fund and changed its capitalization range from large capitalization stocks to mid capitalization stocks. The resulting change in strategy was accompanied by a change, by the Fund, in Indexes used to compare Fund performance. (Indices used were changed from the Russell 1000 Value Index and Russell 1000 Index to the Russell Midcap Value Index and Russell Midcap Index.)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For more information on the Dean Mid Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**	The Russell Midcap and the Russell Midcap Value Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell Midcap Index, the Russell Midcap Value Index, the Russell 1000 Index and the Russell 1000 Value Index March 31, 2003 and held through March 31, 2013.

The Russell Midcap Index, the Russell Midcap Value Index, the Russell 1000 Index and the Russell 1000 Value Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more information on the Dean Mid Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Indianapolis, IN 46208, Member FINRA.

DEAN SMALL CAP VALUE FUND HOLDINGS – (Unaudited)

[1]	As a percent of total investments.

The investment objective of the Dean Small Cap Value Fund is long-term capital appreciation and, secondarily, dividend income.

DEAN MID CAP VALUE FUND HOLDINGS – (Unaudited)

[1]	As a percent of total investments.

The investment objective of the Dean Mid Cap Value Fund is long-term capital appreciation and, secondarily, dividend income.

PORTFOLIO HOLDINGS – (UNAUDITED)

The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. In addition, the Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT THE FUNDS’ EXPENSES – (UNAUDITED)

As a shareholder of each Fund, you incur ongoing costs, including management fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning and held for the six month period, October 1, 2012 to March 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Dean Small Cap Value Fund	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During Period October 1, 2012 – March 31, 2013*
Actual	$1,000.00	$1,197.00	$6.86
Hypothetical**	$1,000.00	$1,018.69	$6.30

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).
**	Assumes a 5% return before expenses.

Dean Mid Cap Value Fund	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During Period October 1, 2012 – March 31, 2013*
Actual	$1,000.00	$1,161.00	$8.09
Hypothetical**	$1,000.00	$1,017.45	$7.55

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).
**	Assumes a 5% return before expenses.

DEAN FUNDS

DEAN SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

March 31, 2013

Shares	COMMON STOCKS - 91.16%	Fair Value

	Agriculture Production - Livestock & Animal Specialties - 1.25%
23,430	Cal-Maine Foods, Inc.	$997,181

	Aircraft & Parts - 2.23%
47,385	LMI Aerospace, Inc. *	985,134
10,050	Triumph Group, Inc.	788,925

		1,774,059

	Books - Publishing Or Publishing & Printing - 1.26%
25,680	John Wiley & Sons, Inc. - Class A.	1,000,493

	Bottled & Canned Soft Drinks Carbonated Waters - 1.53%
86,650	National Beverage Corp.	1,217,432

	Chemicals and Allied Products - 1.06%
33,445	Olin Corp.	843,483

	Crude Petroleum & Natural Gas - 1.14%
46,530	KMG Chemicals, Inc.	904,543

	Drilling Oil & Gas Wells - 1.41%
21,380	Atwood Oceanics, Inc. *	1,123,305

	Electric Houseware & Fans - 2.08%
43,004	Helen of Troy Ltd. *	1,649,634

	Electric Services - 1.75%
41,430	El Paso Electric Co.	1,394,120

	Electrical Work - 1.14%
21,398	EMCOR Group, Inc.	907,061

	Electronic Connectors - 0.49%
30,345	Methode Electronics, Inc.	390,844

	Finance Services - 1.95%
139,910	KKR Financial Holdings LLC (a)	1,548,804

	Fire, Marine & Casualty Insurance - 3.55%
28,337	AmTrust Financial Services, Inc.	981,877
6,795	Enstar Group Ltd. *	844,551
38,080	Montpelier Re Holdings Ltd.	991,984

		2,818,412

	Footwear, (No Rubber) - 1.04%
61,925	R.G. Barry Corp.	829,176

	Hospital & Medical Service Plans - 0.97%
26,915	Health Net, Inc. *	770,307

	Hotels and Motels - 1.31%
106,960	Monarch Casino & Resort, Inc. *	1,040,721

	Industrial Organic Chemicals - 1.26%
25,695	Sensient Technologies Corp.	1,004,418

	Inorganic Industrial Chemicals - 1.46%
58,544	Tronox Ltd. - Class A	1,159,757

	Life Insurance - 6.01%
112,590	American Equity Investment Life Holding Co.	1,676,465
42,202	Primerica, Inc.	1,383,382
48,025	Protective Life Corp.	1,719,295

		4,779,142

	Lumber & Wood Products (No Furniture) - 2.04%
36,915	Koppers Holdings, Inc.	1,623,522

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

DEAN SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS - continued

March 31, 2013

Shares	COMMON STOCKS - 91.16% - continued	Fair Value

	Measuring & Controlling Devices - 2.06%
28,220	MTS Systems Corp.	$1,640,993

	Miscellaneous - Electrical Machinery, Equipment & Supplies - 1.86%
26,168	Spectrum Brand Holdings, Inc.	1,480,847

	Miscellaneous - Fabricated Metal Products - 3.13%
30,795	Barnes Group, Inc.	890,899
28,532	Crane Co.	1,593,798

		2,484,697

	Miscellaneous - Manufacturing Industries - 1.27%
39,870	Hillenbrand, Inc.	1,007,914

	National Commercial Banks - 3.83%
53,345	BBCN Bancorp, Inc	696,686
48,660	FirstMerit Corp.	804,350
76,345	Horizon Bancorp.	1,542,932

		3,043,968

	Natural Gas Distribution - 1.53%
28,450	Laclede Group, Inc./The	1,214,815

	Oil, Gas Field Services - 0.93%
32,240	C&J Energy Services, Inc. *	738,296

	Paper Mills - 2.01%
41,265	Schweitzer-Mauduit International, Inc.	1,598,193

	Printed Circuit Boards - 1.53%
90,915	Sparton Corp. *	1,218,261

	Refuse Systems - 1.30%
38,935	US Ecology, Inc.	1,033,724

	Retail - Apparel & Accessory Stores - 1.31%
31,060	Men’s Warehouse, Inc./The	1,038,025

	Retail - Auto Dealers & Gasoline Stations - 1.25%
17,050	Casey’s General Stores, Inc.	994,015

	Retail - Department Stores - 0.99%
44,850	Maidenform Brands, Inc. *	786,220

	Retail - Miscellaneous Retail - 1.17%
17,755	Cash America International, Inc.	931,605

	Retail - Shoe Stores - 2.93%
38,480	Finish Line, Inc./The - Class A	753,823
26,155	Genesco, Inc. *	1,571,654

		2,325,477

	Savings Institution, Federally Chartered - 2.46%
54,765	Dime Community Bancshares	786,425
62,450	Investors Bancorp, Inc.	1,172,811

		1,959,236

	Semiconductors & Related Services - 0.96%
66,055	Kulicke & Soffa Industries, Inc. *	763,596

	Services - Auto Rental & Leasing (No Drivers) - 1.00%
13,270	Ryder System, Inc.	792,882

	Services - Business Services - 1.40%
174,760	CBIZ, Inc. *	1,114,969

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

DEAN SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS - continued

March 31, 2013

Shares	COMMON STOCKS - 91.16% - continued	Fair Value

	Services - Engineering Services - 2.11%
35,410	URS Corp.	$1,678,788

	Services - Equipment Rental & Leasing - 1.06%
18,625	TAL International Group, Inc.	843,899

	Services - Hospitals - 2.02%
33,832	Magellan Health Services, Inc. *	1,609,388

	Services - Skilled Nursing Care Facilities - 2.03%
48,405	Ensign Group, Inc.	1,616,727

	Short-Term Business Credit Institutions - 1.42%
76,590	Nicholas Financial, Inc.	1,125,873

	Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 1.54%
19,345	Stepan Co.	1,220,670

	Special Industry Machinery (No Metalworking Machinery) - 1.13%
43,235	John Bean Technologies Corp.	897,126

	State Commercial Banks - 4.27%
51,062	Bryn Mawr Bank Corp.	1,188,723
24,660	C&F Financial Corp.	1,009,827
38,575	Hancock Holding Co.	1,192,739

		3,391,289

	Title Insurance - 1.00%
11,500	Investors Title Co.	794,305

	Wholesale - Computer & Peripheral Equipment & Software - 2.00%
34,931	Tech Data Corp. *	1,593,203

	Wholesale - Electrical Apparatus & Equipment, Wiring Supplies - 1.48%
16,800	Anixter International, Inc.	1,174,656

	Wholesale - Farm Product Raw Materials - 1.41%
20,870	Andersons, Inc./The	1,116,962

	Wholesale - Paper & Paper Products - 1.84%
37,785	United Stationers, Inc.	1,460,390

	TOTAL COMMON STOCKS (Cost $62,977,201)	72,467,423

	REAL ESTATE INVESTMENT TRUSTS - 4.15%
45,460	Chatham Lodging Trust	800,551
45,976	Hospitality Properties Trust	1,261,581
117,990	Summit Hotel Properties, Inc.	1,235,355

		3,297,487

	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,748,182)	3,297,487

	MONEY MARKET SECURITIES - 5.14%
4,085,793	Fidelity Institutional Money Market Portfolio, 0.14% (b)	4,085,793

	TOTAL MONEY MARKET SECURITIES (Cost $4,085,793)	4,085,793

	TOTAL INVESTMENTS (Cost $69,811,176) - 100.45%	$79,850,703

	Liabilities in excess of other assets - (0.45)%	(361,264)

	TOTAL NET ASSETS - 100.00%	$79,489,439

*	Non-income producing securities.
(a)	Limited Partnership.
(b)	Variable rate security; the money market rate shown represents the rate at March 31, 2013.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

DEAN MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

March 31, 2013

Shares	COMMON STOCKS - 92.99%	Fair Value

	Accident & Health Insurance - 3.82%
3,741	Reinsurance Group Of America, Inc.	$223,225
9,704	Unum Group	274,138

		497,363

	Auto Controls For Regulating Residential & Commercial Environment - 1.58%
3,741	Ingersoll-Rand PLC	205,792

	Beverages - 1.58%
4,370	Dr Pepper Snapple Group, Inc.	205,171

	Canned Fruits, Vegetable & Preserves, Jams & Jellies - 1.56%
2,047	JM Smucker Co./The	202,981

	Chemicals & Allied Products - 3.09%
3,264	FMC Corp.	186,146
3,299	Rockwood Holdings, Inc.	215,887

		402,033

	Crude Petroleum & Natural Gas - 3.41%
2,241	Noble Energy, Inc.	259,194
5,785	QEP Resources, Inc.	184,194

		443,388

	Cutlery, Handtools, & General Hardware - 1.46%
2,290	Snap-On, Inc.	189,383

	Electric & Other Services Combined - 1.47%
9,532	NV Energy, Inc.	190,926

	Electronic Connectors - 1.77%
7,852	Molex, Inc.	229,907

	Fire, Marine & Casualty Insurance - 1.58%
4,620	W.R. Berkley Corp.	204,989

	Grain Mill Products - 1.97%
3,546	Ingredion, Inc.	256,447

	Household Appliances - 1.58%
1,729	Whirlpool Corp.	204,817

	Heavy Construction Other Than Building Construction - Contractors - 1.52%
2,979	Fluor Corp.	197,597

	Industrial Organic Chemicals - 1.52%
5,046	Sensient Technologies Corp.	197,248

	Investment Advice - 3.56%
2,596	Ameriprise Financial, Inc.	191,195
9,404	Invesco Ltd.	272,340

		463,535

	Life Insurance - 2.00%
4,340	Torchmark Corp.	259,532

	Metal Cans - 1.48%
4,065	Silgan Holdings, Inc.	192,071

	Miscellaneous Electrical Machinery, Equipment & Supplies - 1.75%
2,276	Energizer Holdings, Inc.	226,985

	Miscellaneous Fabricated Metal Products - 1.68%
2,382	Parker Hannifin Corp.	218,144

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

DEAN MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS - continued

March 31, 2013

Shares	COMMON STOCKS - 92.99% - continued	Fair Value

	Miscellaneous Industrial & Commercial Machinery & Equipment - 1.66%
3,529	Eaton Corp.	$216,151

	National Commercial Banks - 4.67%
3,102	BOK Financial Corp.	193,255
22,320	KeyCorp	222,307
7,649	Zions Bancorporation	191,148

		606,710

	Natural Gas Distribution - 3.32%
4,648	AGL Resources, Inc.	194,984
3,868	National Fuel Gas Co.	237,302

		432,286

	Oil & Gas Field Machinery & Equipment - 2.89%
4,055	Baker Hughes, Inc.	188,192
2,874	Cameron International Corp. *	187,385

		375,577

	Orthopedic, Prosthetic & Surgical Appliances & Supplies - 1.47%
2,541	Zimmer Holdings, Inc.	191,134

	Paper Mills - 1.54%
5,505	MeadWestvaco Corp.	199,831

	Paperboard Containers & Boxes - 2.01%
4,874	Greif, Inc. - Class A	261,344

	Petroleum Refining - 1.71%
3,494	Murphy Oil Corp.	222,673

	Personal Credit Institutions - 1.65%
4,784	Discover Financial Services	214,515

	Plastic Products - 1.87%
10,110	Sealed Air Corp.	243,752

	Pumps & Pumping Equipment - 1.91%
1,482	Flowserve Corp.	248,546

	Railroad, Line-Haul Operating - 1.81%
9,539	CSX Corp.	234,946

	Retail - Apparel & Accessory Stores - 1.31%
9,210	Ascena Retail Group, Inc. *	170,845

	Retail - Department Stores - 3.66%
4,905	Kohl’s Corp.	226,268
5,981	Macy’s, Inc.	250,245

		476,513

	Retail - Eating Places - 2.08%
5,237	Darden Restaurants, Inc.	270,648

	Semiconductors & Related Devices - 3.03%
5,911	Linear Technology Corp.	226,805
7,617	Skyworks Solutions, Inc. *	167,802

		394,607

	Services - Advertising Agencies - 1.50%
14,995	Interpublic Group of Companies, Inc./The	195,385

	Services - Home Health Care Services - 1.51%
2,461	Chemed Corp.	196,831

	Services - Hospitals - 1.67%
2,417	Mednax, Inc. *	216,636

	Services - Management Consultant Services - 1.75%
3,282	Towers Watson & Co. - Class A	227,508

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

DEAN MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS - continued

March 31, 2013

Shares	COMMON STOCKS - 92.99% - continued	Fair Value

	Services - Prepackaged Software - 2.07%
7,516	Synopsys, Inc. *	$269,674

	State Commercial Banks - 1.44%
1,817	M&T Bank Corp.	187,442

	Steel Pipes & Tubes - 1.22%
4,993	Allegheny Technologies, Inc.	158,328

	Surgical & Medical Instruments & Apparatus - 2.09%
2,701	C.R. Bard, Inc.	272,208

	Wholesale - Electronic Parts & Equipment - 3.33%
4,761	Arrow Electronics, Inc. *	193,392
5,717	TE Connectivity Ltd.	239,714

		433,106

	X-Ray Apparatus & Tubes & Related Irradiation Apparatus - 1.44%
8,275	Hologic, Inc. *	187,015

	TOTAL COMMON STOCKS (Cost $9,970,701)	12,092,520

	REAL ESTATE INVESTMENT TRUSTS - 3.28%
2,841	Digital Realty Trust, Inc.	190,091
14,715	Medical Properties Trust, Inc.	236,029

	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $335,699)	426,120

	MONEY MARKET SECURITIES - 3.63%
472,069	Fidelity Institutional Money Market Portfolio, 0.14% (a)	472,069

	TOTAL MONEY MARKET SECURITIES (Cost $472,069)	472,069

	TOTAL INVESTMENTS (Cost $10,778,469) - 99.90%	$12,990,709

	Other assets less liabilities - 0.10%	12,463

	TOTAL NET ASSETS - 100.00%	$13,003,172

* Non-income producing securities.

(a) Variable rate security; the money market rate shown represents the rate at March 31, 2013.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

STATEMENTS OF ASSETS & LIABILITIES

March 31, 2013

	Small Cap Value Fund	Mid Cap Value Fund
ASSETS
Investment in securities:
At cost	$69,811,176	$10,778,469

At fair value	$79,850,703	$12,990,709
Cash	$8,751	$3,488
Receivable for securities sold	565,506	—
Dividends receivable	70,810	16,418
Receivable for capital stock sold	39,018	8,465
Interest receivable	809	30
Prepaid expenses	22,426	17,074

TOTAL ASSETS	80,558,023	13,036,184

LIABILITIES
Payable for securities purchased	955,311	—
Payable to Adviser (a)	56,079	7,856
Payable to Administrator (a)	20,282	3,476
Payable for capital stock purchased	12,125	—
Payable to custodian (a)	2,378	1,016
Payable to trustees & officers	774	774
Accrued expenses	21,635	19,890

TOTAL LIABILITIES	1,068,584	33,012

NET ASSETS	$79,489,439	$13,003,172

Net assets consist of:
Paid in capital	$65,526,193	$15,083,374
Accumulated undistributed net investment income	21,423	8,760
Accumulated net realized gains (losses) from security transactions	3,902,296	(4,301,202)
Net unrealized appreciation (depreciation) on investments	10,039,527	2,212,240

NET ASSETS	$79,489,439	$13,003,172

Shares of beneficial interest outstanding (unlimited numbers of shares authorized)	5,898,275	1,056,613

Net asset value, offering, and redemption price per share	$13.48	$12.31

(a)	See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended March 31, 2013

	Small Cap Value Fund	Mid Cap Value Fund
Investment Income
Dividends (net of foreign withholding tax of $83 for the Mid Cap Fund)	$820,875	$224,581
Interest	2,376	406

Total Income	823,251	224,987

Expenses
Investment advisory fees (a)	535,481	111,323
Administration expenses (a)	148,267	28,805
Transfer agent expenses (a)	41,444	21,630
Registration expenses	28,398	23,035
Custody expenses (a)	17,332	6,407
Audit expenses	14,500	14,500
Legal expenses	14,030	13,051
Printing expenses	13,512	1,601
Trustees expenses	9,856	9,856
CCO expenses	8,639	8,639
Pricing expenses	4,036	3,504
Insurance expenses	3,348	3,348
Miscellaneous expenses	1,441	2,393

Total Expenses	840,284	248,092
Fees waived and expenses reimbursed by Adviser (a)	(95,674)	(81,023)

Net Expenses	744,610	167,069

Net Investment Income	78,641	57,918

Realized & Unrealized Gain (Loss)
Net realized gains (losses) on security transactions	4,852,132	264,726
Change in unrealized appreciation (depreciation) on investments	5,677,262	1,342,089

Net realized & unrealized gains (losses) on investments	10,529,394	1,606,815

Net increase (decrease) in net assets resulting from operations	$10,608,035	$1,664,733

(a)	See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Small Cap Value Fund
	Year Ended March 31, 2013	Year Ended March 31, 2012
Increase (Decrease) in Net Assets from:
Operations
Net investment income (loss)	$78,641	$147,819
Net realized gains (losses) from security transactions	4,852,132	492,299
Change in unrealized appreciation (depreciation) on investments	5,677,262	1,434,588

Net increase in net assets from operations	10,608,035	2,074,706

Distributions
From net investment income	(205,037)	(42,868)

Decrease in net assets from distributions to shareholders	(205,037)	(42,868)

Capital Share Transactions

Proceeds from shares sold	20,977,955	28,240,749
Reinvestment of distributions	194,173	41,262
Amounts paid for shares redeemed	(6,362,962)	(6,310,542)

Net increase in net assets from capital share transactions	14,809,166	21,971,469

Total Increase in Net Assets	25,212,164	24,003,307

Net Assets
Beginning of year	54,277,275	30,273,968

End of year	$79,489,439	$54,277,275

Accumulated undistributed net investment income included in net assets	$21,423	$147,968

Capital Share Transactions
Shares sold	1,732,806	2,617,563
Shares issued in reinvestment of distributions	16,235	3,964
Shares redeemed	(537,530)	(588,036)

Net increase in shares outstanding	1,211,511	2,033,491

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

STATEMENTS OF CHANGES IN NET ASSETS - continued

	Mid Cap Value Fund
	Year Ended March 31, 2013	Year Ended March 31, 2012
Increase (Decrease) in Net Assets from:
Operations
Net investment income (loss)	$57,918	$32,912
Net realized gains (losses) from security transactions	264,726	(317,506)
Change in unrealized appreciation (depreciation) on investments	1,342,089	672,864

Net increase in net assets resulting from operations	1,664,733	388,270

Distributions
From net investment income	(82,027)	(50,620)

Decrease in net assets from distributions to shareholders	(82,027)	(50,620)

Capital Share Transactions
Proceeds from shares sold	676,571	1,250,974
Reinvestment of distributions	78,830	49,060
Amounts paid for shares redeemed	(263,524)	(694,033)

Net increase in net assets from capital share transactions	491,877	606,001

Total Increase in Net Assets	2,074,583	943,651

Net Assets
Beginning of year	10,928,589	9,984,938

End of year	$13,003,172	$10,928,589

Accumulated undistributed net investment income included in net assets	$8,760	$32,869

Capital Share Transactions
Shares sold	63,504	126,517
Shares issued in reinvestment of distributions	7,212	5,105
Shares redeemed	(24,954)	(69,816)

Net increase in shares outstanding	45,762	61,806

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	For the Years ended
	March 31, 2013	March 31, 2012		March 31, 2011	March 31, 2010	March 31, 2009
Net asset value, beginning of year	$11.58	$11.41		$9.57	$5.08	$8.80

Income (loss) from investment operations:
Net investment income (loss)	0.02 (b)	0.04	(b)	0.02 (b)	0.12	0.08
Net realized and unrealized gains (losses) on investments	1.92	0.14		1.93 (d)	4.45	(3.68)

Total income (loss) from investment operations	1.94	0.18		1.95	4.57	(3.60)

Less distributions:
From net investment income	(0.04)	(0.01)		(0.11)	(0.08)	(0.10)
From net realized gains	—	—		—	—	(0.02)

Total distributions	(0.04)	(0.01)		(0.11)	(0.08)	(0.12)

Net asset value, end of year	$13.48	$11.58		$11.41	$9.57	$5.08

Total Return(a)	16.81%	1.58%		20.47%	90.14%	-41.11%

Ratios and Supplemental Data

Net assets, end of year	$79,489,439	$54,277,275		$30,273,968	$18,965,347	$9,561,422

Ratio of expenses to average net assets
After fee waivers and/or expense reimbursement by Adviser	1.25%	1.32	%(e)	1.50%	1.50%	1.50	%(c)
Before fee waivers and/or expense reimbursement by Adviser	1.41%	1.58%		2.03%	2.30%	2.42%
Ratio of net investment income (loss) to average net assets:
After fee waivers and/or expense reimbursement by Adviser	0.13%	0.36%		0.20%	1.58%	1.22	%(c)
Before fee waivers and/or expense reimbursement by Adviser	(0.03)%	0.10%		(0.33)%	0.78%	0.30%
Portfolio turnover rate	142%	214%		183%	165%	141%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Calculated using the average shares method.
(c)	A portion of the waiver was related to 12b-1 expenses voluntarily waived by the Adviser, equal to 0.19% of average net assets.
(d)	Realized and unrealized gains (losses) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations.
(e)	Effective August 1, 2011, the Adviser agreed to waive fees to maintain Fund expenses at 1.25% (excluding Service fees). Prior to that date, the expense cap was 1.50%.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

Per Share Data for a Share Outstanding Throughout Each Year

	For the Years ended
	March 31, 2013	March 31, 2012	March 31, 2011	March 31, 2010	March 31, 2009
Net asset value, beginning of year	$10.81	$10.52	$9.89	$6.32	$10.65

Income (loss) from investment operations:
Net investment income (loss)	0.06	0.03	0.08 (b)	0.07	0.15
Net realized and unrealized gains (losses) on investments	1.52	0.31	0.65 (d)	3.59	(4.34)

Total income (loss) from investment operations	1.58	0.34	0.73	3.66	(4.19)

Less distributions:
From net investment income	(0.08)	(0.05)	(0.10)	(0.09)	(0.14)

Total distributions	(0.08)	(0.05)	(0.10)	(0.09)	(0.14)

Net asset value, end of year	$12.31	$10.81	$10.52	$9.89	$6.32

Total Return(a)	14.71%	3.29%	7.39%	57.97%	-39.52%

Ratios and Supplemental Data

Net assets, end of year	$13,003,172	$10,928,589	$9,984,938	$14,217,713	$9,099,560

Ratio of expenses to average net assets:
After fee waivers and/or expense reimbursement by Adviser	1.50%	1.50%	1.50%	1.50%	1.50	%(c)
Before fee waivers and/or expense reimbursement by Adviser	2.23%	2.57%	2.52%	2.39%	2.47%
Ratio of net investment income (loss) to average net assets:
After fee waivers and/or expense reimbursement by Adviser	0.52%	0.34%	0.82%	0.80%	1.73	%(c)
Before fee waivers and/or expense reimbursement by Adviser	(0.20)%	(0.73)%	(0.20)%	(0.09)%	0.76%
Portfolio turnover rate	49%	59%	111%	62%	77%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Calculated using the average shares method
(c)	A portion of the waiver was related to 12b-1 expenses voluntarily waived by the Adviser, equal to 0.19% of average net assets.
(d)	Realized and unrealized gains (losses) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2013

NOTE 1. Organization

The Dean Small Cap Value Fund (the “Small Cap Fund”) and the Dean Mid Cap Value Fund (the “Mid Cap Fund”) (each a “Fund” and, collectively the “Funds”) were organized as diversified series of Unified Series Trust (the “Trust”) on November 13, 2006. The Mid Cap Fund was formerly known as the Dean Large Cap Value Fund. The name change was effective March 31, 2011. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).

The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. The Funds are series of funds currently authorized by the Trustees. The investment adviser to each Fund is Dean Investment Associates, LLC (“Dean Investment Associates” or “Adviser”). In addition, the Adviser has retained Dean Capital Management, LLC (“DCM” or “Sub-Adviser”) to serve as sub-adviser to the Funds. DCM is an affiliate of the Adviser. The investment objective of the Small Cap Fund and the Mid Cap Fund is long-term capital appreciation and, secondarily, dividend income.

NOTE 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirement applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

As of and during the fiscal year ended March 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2009.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date. The first in, first out method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Distributions received from investments in real estate investment trusts (“REITS”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in REITS are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the calendar year. Estimates are based on the most recent REIT distributions information available. Distributions received from investments in publicly traded partnerships are recorded as dividend income for book purposes. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region. For bonds that miss a scheduled interest payment, after the grace period, all interest accrued on the bond is written off and no additional interest will be accrued. However, for illiquid or fair valued bonds, if the Adviser’s research indicates a high recovery rate in restructuring, and the Funds expect to hold the bond until the issue is restructured, past due interest may not be written off in its entirety.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – continued

March 31, 2013

NOTE 2. Significant Accounting Policies - continued

Dividends and Distributions – Each Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis. Each Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds. As of March 31, 2013, there were no material reclassifications.

NOTE 3. Securities Valuation and Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Accounting principles generally accepted in the United States of America (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, master limited partnership and real estate investment trusts, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or Sub-Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – continued

March 31, 2013

NOTE 3. Securities Valuation and Fair Value Measurements – continued

When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service using observable inputs other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser or Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser or Sub-Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser or Sub-Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser or Sub-Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser or Sub-Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser or Sub-Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser or Sub-Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser or Sub-Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser or Sub-Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – continued

March 31, 2013

NOTE 3. Securities Valuation and Fair Value Measurements – continued

The following is a summary of the inputs used at March 31, 2013 in valuing the Small Cap Fund’s investments:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Common Stocks*	$72,467,423	$—	$—	$72,467,423
Real Estate Investment Trusts	3,297,487	—	—	3,297,487
Money Market Securities	4,085,793	—	—	4,085,793

Total	$79,850,703	$—	$—	$79,850,703

*	Refer to the Schedule of Investments for industry classifications.

The following is a summary of the inputs used at March 31, 2013 in valuing the Mid Cap Fund’s investments:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$12,092,520	$—	$—	$12,092,520
Real Estate Investment Trusts	426,120	—	—	426,120
Money Market Securities	472,069	—	—	472,069

Total	$12,990,709	$—	$—	$12,990,709

*	Refer to the Schedule of Investments for industry classifications.

The Funds did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Funds did not hold any derivative instruments during the reporting period. During the fiscal year ended March 31, 2013, the Funds had no transfers between Levels. The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period.

NOTE 4. Fees and Transactions with Affiliates and Related Parties

The Funds’ investments are managed by the Adviser pursuant to the terms of an advisory agreement. The Adviser has hired the Sub-Adviser to manage the Funds’ assets on a day-to-day basis. The Sub-Adviser is paid by the Adviser. In accordance with the advisory agreement, the Adviser is entitled to an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 0.90% of the average daily net assets of the Small Cap Fund and 1.00% of the average daily net assets of the Mid Cap Fund. For the fiscal year ended March 31, 2013, the Adviser earned fees, before the waiver described below, of $535,481 and $111,323 from the Small Cap Fund and the Mid Cap Fund, respectively. The Adviser has contractually agreed to waive all or a portion of its fees and/or reimburse expenses of each Fund, but only to the extent necessary to maintain total operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – continued

March 31, 2013

NOTE 4. Fees and Transactions with Affiliates and Related Parties – continued

and dividend expense on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as expenses incurred by other investment companies in which the Funds may invest) at 1.25% of average daily net assets for the Small Cap Fund and 1.50% of the average daily net assets for the Mid Cap Fund through July 31, 2014. Prior to August 1, 2011, the Small Cap Fund’s expense cap was 1.50%. For the fiscal year ended March 31, 2013, the Adviser waived fees and reimbursed expenses of $95,674 and $81,023 for the Small Cap Fund and Mid Cap Fund, respectively. At March 31, 2013, the Adviser was owed $56,079 from the Small Cap Fund and $7,856 from the Mid Cap Fund. Each waiver or reimbursement by the Adviser with respect to a Fund may be subject to potential recoupment by the Adviser through March 31, 2016.

The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions, at March 31, 2013, were as follows:

Fund	Amount	Expires March 31,
Small Cap Value Fund	$114,782	2014
	110,319	2015
	95,674	2016
Mid Cap Value Fund	$107,202	2014
	102,935	2015
	81,023	2016

Each Fund retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. These administrative services also include fund accounting and transfer agency services. For the fiscal year ended March 31, 2013, HASI earned fees of $148,267 and $28,805 from the Small Cap Fund and Mid Cap Fund, respectively, for administrative, fund accounting, and transfer agency services. For the fiscal year ended March 31, 2013, HASI was reimbursed $41,444 and $21,630 by the Small Cap Fund and Mid Cap Fund, respectively, for transfer agency expenses. As of March 31, 2013, HASI was owed $20,282 and $3,476 by the Small Cap Fund and Mid Cap Fund, respectively, for administrative services and reimbursement of transfer agency expenses. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Funds’ investments (the “Custodian”). For the fiscal year ended March 31, 2013, Huntington National Bank earned fees of $17,332 and $6,407 by the Small Cap Fund and Mid Cap Fund, respectively, for custody services provided to the Funds. At March 31, 2013, the custodian was owed $2,378 by the Small Cap Value Fund and $1,016 by the Mid Cap Value Fund for custody services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Funds for the fiscal year ended March 31, 2013. The Distributor and HASI are controlled by Huntington Bancshares, Inc. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – continued

March 31, 2013

NOTE 5. Investments

For the fiscal year ended March 31, 2013, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

	Small Cap Fund	Mid Cap Fund
Purchases of investment securities	$94,944,695	$5,645,073

Proceeds from sales and maturities of investment securities	$83,637,020	$5,419,548

As of March 31, 2013, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Small Cap Fund	Mid Cap Fund
Gross unrealized appreciation	$10,395,775	$2,286,631
Gross unrealized depreciation	(393,165)	(80,539)

Net unrealized appreciation (depreciation)	$10,002,610	$2,206,092

Federal income tax cost	$69,848,093	$10,784,617

NOTE 6. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2013, affiliates of the Adviser owned 27.33% and 68.08% of the Small Cap Fund and the Mid Cap Fund, respectively. As a result, affiliates of the Adviser, may be deemed to control each of the Funds.

NOTE 8. Distributions to Shareholders

Small Cap Fund:

On December 24, 2012, the Fund paid an income distribution of $0.0411 per share to shareholders of record on December 21, 2012.

The tax character of distributions paid during the fiscal years ended March 31, 2013 and 2012 was as follows:

	2013	2012
Distributions paid from:
Ordinary income	$205,037	$42,868

	$205,037	$42,868

DEAN FUNDS

NOTES TO THE FINANCIAL STATEMENTS – continued

March 31, 2013

NOTE 8. Distributions to Shareholders – continued

Mid Cap Fund:

On December 24, 2012, the Mid Cap Fund paid an income distribution of $0.0797 per share to shareholders of record on December 21, 2012.

The tax character of distributions paid during the fiscal years ended March 31, 2013 and 2012 was as follows:

	2013	2012
Distributions paid from:
Ordinary income	$82,027	$50,620

	$82,027	$50,620

As of March 31, 2013, the components of distributable earnings (accumulated losses) on a tax basis are as follows:

	Small Cap Value Fund	Mid Cap Value Fund
Undistributed ordinary income	$3,878,602	$8,760
Undistributed long-term realized gain	82,034	—
Capital loss carryforward	—	(4,295,054)
Unrealized appreciation (depreciation)	10,002,610	2,206,092

	$13,963,246	$(2,080,202)

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales in the amount of $36,917 for the Small Cap Fund and of $6,148 for the Mid Cap Fund.

NOTE 9. Capital Loss Carryforwards

As of March 31, 2013, for federal income tax purposes, the Funds have capital loss carryforwards available to offset future capital gains, if any, in the following amounts:

Pre-RIC Modernization Act

Fund	Amount	Expires March 31,
Mid Cap Value Fund	$2,113,057	2017
Mid Cap Value Fund	$2,135,365	2018

Post-RIC Modernization Act

Fund	Short Term	Long Term	Expiration Date
Mid Cap Value Fund	$46,632	$—	N/A

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. The provisions of the Act are effective for the Funds’ fiscal year ending March 31, 2013. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. The $46,632 capital loss carryforward for the Mid Cap Value Fund may only be used to off-set future short-term gains and must be used before the Mid Cap Value Fund’s other capital loss carryforwards.

During the year ended March 31, 2013, the Small Cap Fund utilized $511,223 in capital loss carryforwards.

Cohen Fund Audit Services, Ltd. 1350 Euclid Ave., Suite 800 Cleveland, OH 44115-1877 www.cohenfund.com	216.649.1700 216.579.0111 fax

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Dean Funds

(Unified Series Trust)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Dean Funds, comprising Dean Small Cap Value Fund and Dean Mid Cap Value Fund (the “Funds”), each a series of the Unified Series Trust, as of March 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Dean Funds as of March 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

May 24, 2013

Registered with the Public Company Accounting Oversight Board

TRUSTEES AND OFFICERS - (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 65) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the Investment Committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of Investment Committee for the Diana Davis Spencer Foundation since October 2011; Chairman and Founder, Constitution Education Foundation since February 2011.
Stephen A. Little (Age – 66) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age – 62) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.
Ronald C. Tritschler (Age – 60) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.
Kenneth G.Y. Grant (Age – 63) Independent Trustee, May 2008 to present	Senior Vice President and Chief Officer , Corporate Development for Global Trust Company since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc. since February 2003 and Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 19 series.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 57)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.
Joseph L. Rezabek (Age – 45) Senior Vice President, March 2013 to present	President, Huntington Asset Services, Inc. since March 2012; Executive Vice President, The Huntington National Bank since March 2012; Managing Director, Citi from 2006 to 2012; Chief Operating Officer, State Street Europe from 1999 to 2006.
John C. Swhear (Age – 51) Interim President, March 2012 to present Senior Vice President, May 2007 to present	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007; Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.
Robert W. Silva (Age – 46) Treasurer and Chief Financial Officer, June 2011 to present	Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from September 2010 to October 2011; Treasurer of Valued Advisers Trust since February 2013; Treasurer of Huntington Funds since November 2010; Chief Financial Officer and Treasurer of Huntington Strategy Shares since November 2010; Treasurer and Chief Financial Officer of Dreman Contrarian Funds from March 2011 to February 2013; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010.
Lynn E. Wood (Age – 66) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.
Tara Pierson (Age – 38) Secretary, May 2010 to present	Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010.

*	The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 19 series.
***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (888) 899-8343 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (888) 899-8343 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Kenneth G.Y. Grant

Nancy V. Kelly

OFFICERS

Joseph L. Rezabek, Senior Vice President

John C. Swhear, Senior Vice President & Interim President

Robert W. Silva, Chief Financial Officer and Treasurer

Lynn E. Wood, Chief Compliance Officer

Tara Pierson, Secretary

INVESTMENT ADVISOR

Dean Investment Associates LLC

3500 Pentagon Blvd., Suite 200

Beavercreek, Ohio. 45431

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Item 2.	Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f) Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3.	Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees
	The Dean Funds:	FY 2013	$24,000
		FY 2012	$22,000
(b)	Tax Fees
	Registrant
	The Dean Funds:	FY 2013	$5,000
		FY 2012	$5,000

Nature of the fees: Preparation of the 1120 RIC and Excise review

(c)	All Other Fees

	Registrant
	The Dean Funds:	FY 2013	$0
		FY 2012	$0

(d) (1)         Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(e) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(f) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2013	$0	$0
FY 2012	$0	$0

(g) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6.	Schedule of Investments. Schedule filed with Item 1.

Item 7.        Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8.	Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9.        Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of May 30, 2013 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code is filed herewith

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By	/s/ John C. Swhear
John C. Swhear, Interim President

Date	5/30/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ John C. Swhear
John C. Swhear, Interim President

Date	5/30/2013

By	/s/ Robert W. Silva
Robert W. Silva, Treasurer

Date	5/30/2013